INGEMMET
Sector Energía y Minas
Instituto Geológico Minero y Metalúrgico

(Lugar de recepción, fecha, hora y código del derecho minero)

PETITORIO MINERO

(Solicitud presentada por persona(s): NATURAL(ES), JURÍDICA(S) O AMBAS

Llenar con letra imprenta. Presente un original y 02 copias en Lima. En los Organos Desconcentrados del INGEMMET presente un original y 03 copias

1.- DATOS DEL PETITORIO

NOMBRE DEL PETITORIO MINERO:

G	r	a	y	S	t	o	n	e		I	I																						

(Si el nombre está compuesto por dos o más palabras deje un casillero en blanco y no utilice rayas, puntos, comas u otros símbolos. No use un nombre igual a otro Derecho Minero vigente, sólo utilice los recuadros asignados)

Sustancia: [X] Metálica [ ] No metálica

DATOS DEL ÁREA SOLICITADA:

DISTRITO(S) : MANSERICHE

PROVINCIA(S) : DATEM DEL MARAÑON

DEPARTAMENTO(S) : LORETO

EXTENSIÓN(hectáreas) : 800

NÚMERO DE LA HOJA DEL IGN: 09-I NOMBRE DE LA HOJA: PUERTO ALEGRIA

ZONA : [17] , [18 X] ó [19] ESCALA 1-100,000

CONSIGNE TODOS LOS DATOS QUE SE SOLICITAN, PARA QUE NO TENGA INCONVENIENTES EN LA TRAMITACIÓN DEL PETITORIO MINERO. EL NÚMERO Y NOMBRE DE LA HOJA SE REFIERE A LA CARTA NACIONAL.

2.- COORDENADAS UTM, SISTEMA PSAD 56, DE LOS VÉRTICES DE LA(S) CUADRÍCULA(S) O POLÍGONO

(Coordenadas UTM referidas al Sistema Geodésico local PSAD 56. Indique los vértices del área en sentido horario)

VÉRTICE	NORTE	ÉSTE
1	9507000.00	225000.00
2	9505000.00	225000.00
3	9505000.00	221000.00
4	9507000.00	221000.00
5	.	.
6	.	.
7	.	.
8	.	.
9	.	.
10	.	.
11	.	.
12	.	.
13	.	.
14	.	.
15	.	.
16	.	.
17	.	.
18	.	.
19	.	.
20	.	.

NOTA: SI EL ÁREA A SOLICITAR TIENE MÁS DE 20 VÉRTICES, FOTOCOPIE ESTA PÁGINA Y CONSIGNE LAS COORDENADAS UTM DE LOS SIGUIENTES VÉRTICES.

(Lugar de recepción, fecha, hora y código del derecho minero)

PETITORIO MINERO

(Solicitud presentada por persona(s): NATURAL(ES), JURÍDICA(S) O AMBAS

Llenar con letra imprenta. Presente un original y 02 copias en Lima. En los Organos Desconcentrados del INGEMMET presente un original y 03 copias

1.- DATOS DEL PETITORIO

NOMBRE DEL PETITORIO MINERO:

G	R	A	Y	S	T	O	N	E		3																							

(Si el nombre está compuesto por dos o más palabras deje un casillero en blanco y no utilice rayas, puntos, comas u otros símbolos. No use un nombre igual a otro Derecho Minero vigente, sólo utilice los recuadros asignados)

Sustancia: [X] Metálica [ ] No metálica

DATOS DEL ÁREA SOLICITADA:

DISTRITO(S) : Rio Santiago

PROVINCIA(S) : Condorcanqui

DEPARTAMENTO(S) : AMAZONAS

EXTENSIÓN(hectáreas) : 700

NÚMERO DE LA HOJA DEL IGN: 08-H NOMBRE DE LA HOJA: Ayambis

ZONA : 17 , (18) ó 19 ESCALA 1:100000

CONSIGNE TODOS LOS DATOS QUE SE SOLICITAN, PARA QUE NO TENGA INCONVENIENTES EN LA TRAMITACIÓN DEL PETITORIO MINERO. EL NÚMERO Y NOMBRE DE LA HOJA SE REFIERE A LA CARTA NACIONAL.

CUADRICULA(S) O POLIGONO

(Coordenadas UTM referidas al Sistema Geodésico local PSAD 56. Indique los vértices del área en sentido horario)

VÉRTICE	NORTE	ÉSTE
1	9 597 000 . 00	192 000 . 00
2	9 596 000 . 00	192 000 . 00
3	9 596 000 . 00	194 000 . 00
4	9 594 000 . 00	194 000 . 00
5	9 594 000 . 00	191 000 . 00
6	9 597 000 . 00	191 000 . 00
7	.	.
8	.	.
9	.	.
10	.	.
11	.	.
12	.	.
13	.	.
14	.	.
15	.	.
16	.	.
17	.	.
18	.	.
19	.	.
20	.	.

NOTA: SI EL ÁREA A SOLICITAR TIENE MÁS DE 20 VÉRTICES, FOTOCOPIE ESTA PÁGINA Y CONSIGNE LAS COORDENADAS UTM DE LOS SIGUIENTES VÉRTICES.

PERSONA JURIDICA

A).- PORCENTAJE DE PARTICIPACIÓN EN EL PETITORIO 100 %

B).- DATOS DE LA PERSONA JURÍDICA

RAZÓN SOCIAL : Grupo Mineral Inca SAC

(Colocar el nombre con el que figura en la escritura de constitución)

R.U.C. : 20545378591

TELÉFONO (*) : 949732218

E-MAIL (*) : paulh@graystoneventures.com

Nº DE RESOLUCIÓN :

(Si se tratase de SMRL constituida de oficio por el INGEMMET)

(*) opcional.

C).- DATOS DE INSCRIPCIÓN EN LOS REGISTROS PÚBLICOS

12735287
Nº DE FICHA

A0001
Nº DE ASIENTO

REGISTROS PÚBLICOS DE

D).- DOMICILIO LEGAL

Malecón de la Reserva 131, Dept 602
Av., Jr., Pasaje, Calle Nº

Miraflores
Urbanización

Distrito

Provincia

Departamento

E).- DATOS DEL REPRESENTANTE LEGAL

APELLIDO PATERNO : Howarth

APELLIDO MATERNO :

NOMBRES : Paul

NACIONALIDAD : U.S.A.

DNI O CARNÉ DE EXT. :

FIRMA :

DATOS DE INSCRIPCIÓN DEL PODER OTORGADO AL REPRESENTANTE LEGAL EN LOS REGISTROS PÚBLICOS

12735287
Nº DE FICHA

A0001
Nº DE ASIENTO

REGISTROS PÚBLICOS DE

NOTA: Si el Petitorio es solicitado por dos o más Personas Jurídicas fotocopie esta página y consigne los datos solicitados.